185476

                                                             SUB-ITEM 77C


The shareholders of MFS Capital Appreciation Portfolio, a series of MFS Variable Insurance Trust II, held a special meeting of shareholders on November 23, 2009. Shareholders represented in person or by proxy voted as follows:

Item 1. Approval of the Plan of Reorganization providing for the transfer of all of the assets of MFS Capital Appreciation
              Portfolio to MFS Massachusetts Investors Growth Stock Portfolio , each a series of MFS Variable Insurance Trust II, in exchange solely for shares of beneficial interest in MFS Massachusetts Investors Growth Stock Portfolio and the
              assumption by MFS Massachusetts Investors Growth Stock Portfolio of the liabilities of MFS Capital Appreciation
              Portfolio, the distribution of MFS Massachusetts Investors Growth Stock Portfolio shares to the shareholders of MFS
              Capital Appreciation Portfolio in liquidation of MFS Capital Appreciation Portfolio, and the termination of MFS Capital
              Appreciation Portfolio.


              ------------------------------------------------------------
----------------------------
                                         Number of Dollars        % of
Outstanding    % of Dollars

Dollars            Present
              --------------------------------------------------------
--------------------------------
              --------------------------------------------------------------
--------------------------
              Affirmative                       240,195,782.4906
 84.719%          84.724%
              ---------------------------------------------------------------
-------------------------
              --------------------------------------------------------------
-------------------------
              Against                            11,872,969.9204
 4.188%           4.188%
              --------------------------------------------------------------
--------------------------
              --------------------------------------------------------------
--------------------------
              Abstain                            31,434,582.3470
 11.087%          11.088%
              --------------------------------------------------------------
--------------------------
              ----------------------------------------------------------------
------------------------
              Broker Non-Vote                              .0000
  .000%            .000%
              ----------------------------------------------------------------
------------------------
              --------------------------------------------------------------
--------------------------
              TOTAL                             283,503,334.7580
 99.994%          100.00%
              -------------------------------------------------------------
---------------------------


The shareholders of MFS Mid Cap Value Portfolio, a series of MFS Variable Insurance Trust II, held a special meeting of shareholders on November 23, 2009. Shareholders represented in person or by proxy voted as follows:

Item 1. Approval of the Plan of Reorganization providing for the transfer of all of the assets of MFS Mid Cap Value Portfolio to
              MFS Value Portfolio, each a series of MFS Variable Insurance Trust II, in exchange solely for shares of beneficial interest in MFS Value Portfolio and the assumption by MFS Value Portfolio of the liabilities of MFS Mid Cap Value
              Portfolio, the distribution of MFS Value Portfolio shares to the shareholders of MFS Mid Cap Value Portfolio in liquidation of MFS Mid Cap Value Portfolio, and the termination of MFS Mid Cap Value Portfolio.


              --------------------------------------------------------------
--------------------------
                                         Number of Dollars        % of
Outstanding    % of Dollars
              ------------------------------------------------------------
----------------------------
              -------------------------------------------------------------
---------------------------
              Affirmative                         9,854,643.8084
  79.234%          80.209%
              --------------------------------------------------------------
--------------------------
              --------------------------------------------------------------
--------------------------
              Against                               556,826.8572
4.477%           4.532%
              ---------------------------------------------------------------
-------------------------
              -------------------------------------------------------------
---------------------------
              Abstain                             1,874,787.6167
 15.074%          15.259%
              ---------------------------------------------------------------
-------------------------
              ----------------------------------------------------------------
------------------------
              Broker Non-Vote                              .0000
..000%            .000%
              -------------------------------------------------------------
---------------------------
              --------------------------------------------------------------
--------------------------
              TOTAL                              12,286,258.2823
98.785%          100.00%
              --------------------------------------------------------------
--------------------------

                                                             SUB-ITEM 77D


Effective  February 8, 2010,  MFS Global  Total  Return  Portfolio  (the
Fund), a series of MFS Variable Insurance Trust II, was redesignated as MFS Global Tactical Allocation Portfolio, and the Funds Principal Investment Strategies and Principal Risks were revised as described in the supplement dated December 9, 2009, to the Funds then current prospectus, as filed with the Securities and Exchange Commission via EDGAR on December 9, 2009, under Rule 497 under the Securities Act of 1933. Such descriptions are incorporated herein by reference.

                                                             SUB-ITEM 77M

MFS Massachusetts Investors Growth Stock Portfolio Fund, a series of MFS Variable Insurance Trust II (the Trust), acquired all of the assets of MFS Capital Appreciation Portfolio, a series of the Trust.
 The circumstances and details of this transaction are described in the Trusts Registration Statement on Form N-14 on behalf of MFS Capital Appreciation Portfolio (File No. 333-161866), as filed with the Securities and Exchange Commission via EDGAR on September 11, 2009, under Rule 488 under the Securities Act of
1933.  Such descriptions are incorporated herein by reference.

MFS Value Portfolio Fund, a series of the Trust, acquired all of the a ssets of MFS Mid Cap Value Portfolio, a series of the Trust.
The  circumstances  and details of this transaction are described in the Trusts
  Registration  Statement on Form N-14 on behalf of MFS
Mid Cap Value Portfolio (File No. 333-161867), as filed with the Securities and Exchange Commission via EDGAR on September 11, 2009, under Rule 488 under the Securities Act of 1933. Such descriptions are incorporated herein by reference.

MFS Capital Appreciation Portfolio and MFS Mid Cap Value Portfolio have each ceased to be an investment company as defined in the Investment Company Act of 1940.

                                                           SUB-ITEM 77Q1(g)

A copy of the  agreement  and other  documents  relevant  to the  information sought in  Sub-Item  77M are  contained  in the  Trusts
Registration  Statement  on Form N-14 on  behalf of MFS  Capital  Appreciation
 Portfolio (File No. 333-161866), as filed with the Securities and Exchange Commission via EDGAR on September 11, 2009, under Rule 488 under the Securities Act of 1933. Such documents are incorporated herein by reference.

A copy of the  agreement  and other  documents  relevant  to the  information sought in  Sub-Item  77M are  contained  in the  Trusts
Registration Statement on Form N-14 on behalf of MFS Mid Cap Value Portfolio (File No. 333-161867), as filed with the Securities and Exchange Commission via EDGAR on September 11, 2009, under Rule 488 under the Securities Act of 1933. Such documents are incorporated herein by reference.



                                                     MFS/SUN LIFE SERIES TRUST
                                                             on behalf of:

                                                 MFS Strategic Value Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated May 1, 2001, as amended (the
Declaration), of MFS Variable Insurance Trust II, a business trust organized under the laws of The Commonwealth of Massachusetts
(the Trust),  the  undersigned  Trustees of the Trust,  being a majority of the  Trustees of the Trust,  do hereby  certify that MFS
Strategic Value Portfolios, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 7th day of August, 2009.


J. KERMIT BIRCHFIELD
 MARCIA A. KEAN
J. Kermit Birchfield
Marcia A. Kean
c/o MFS Investment Management
c/o MFS Investment Management
addressStreet500 Boylston Street                                a
ddressStreet500 Boylston Street
placeCityBoston StateMA  PostalCode02116
CityplaceBoston StateMA  PostalCode02116







                                       MFS VARIABLE INSURANCE TRUST II
                                                on behalf of:
MFS Capital Appreciation Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the
Declaration), of MFS Variable Insurance Trust II, a business trust o rganized under the laws of The Commonwealth of Massachusetts
(the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby certify that MFS
Capital Appreciation Portfolio, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 29th day of December, 2009.











 MFS VARIABLE INSURANCE TRUST II

 on behalf of:


MFS Mid Cap Value Portfolio


         Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the
Declaration),  of MFS Variable  Insurance Trust II, a business trust organized under the laws of The  Commonwealth of  Massachusetts
(the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, do hereby certify that MFS Mid
Cap Value Portfolio, a series of the Trust, has been terminated.

         IN WITNESS WHEREOF, the undersigned have executed this certificate this 29th day of December, 2009.








                                                    MFS VARIABLE INSURANCE
TRUST II

                                                  CERTIFICATION OF AMENDMENT
                                                    TO THE DECLARATION OF TRUST

                                                             REDESIGNATION
                                                             OF SERIES



         Pursuant to Section 6.9 of the Amended and Restated Declaration of Trust dated August 12, 2003, as amended (the
Declaration),  of MFS Variable  Insurance Trust II, a business trust organized under the laws of The  Commonwealth of  Massachusetts
(the Trust), the undersigned Trustees of the Trust, being a majority of the Trustees of the Trust, hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:

1. The series designated as MFS Global Total Return Portfolio shall be redesignated as MFS Global Tactical Allocation Portfolio.

         Pursuant to Section 6.11 of the Declaration, this instrument shall be effective upon the execution by a majority of the Trustees of the Trust.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of this 8th day of February, 2010.



J. KERMIT BIRCHFIELD                                        MARCIA A. KEAN
J. Kermit Birchfield                                      Marcia A. Kean
33 Way Road                                               103 Waban Avenue
Gloucester, MA  01930                                      Newton MA  02468